FIRST AMENDMENT
                                TO THE MBIA INC.
                             1987 STOCK OPTION PLAN


     WHEREAS, MBIA Inc. (the "Company") maintains the MBIA Inc. 1987 Stock Option Plan (the "Plan");

     WHEREAS, pursuant to Section 17 of the Plan, the Company has reserved the right to amend the Plan; and

     WHEREAS, the Company desires to amend the Plan;

     NOW, THEREFORE, the Plan is amended effective as of June 1, 1995 as follows:

     1.  Section 3(a) of the Plan is amended to read as follows:

               Subject to adjustment as provided in Section 14 below, the aggregate number of shares of Common Stock to be delivered upon exercise of all Options granted under the Plan shall not exceed 4,753,011 shares.

     2. Section 6(d) of the Plan is amended to delete the second sentence thereof, and to add a new second sentence thereof, to read as follows:

          There shall be no limitation on the number of shares of Common Stock which an Optionee may be granted to purchase, except that no Optionee may be granted an Option to purchase shares of Common Stock in excess of 500,000 shares within any 12 month period (subject to adjustment as provided in Section 14 below) or (ii) the number of shares remaining available for Option grants under the Plan.


     IN WITNESS WHEREOF, the Company has caused this amendment to be executed by its duly authorized officers this 15th day of August, 1997.


ATTEST                                         MBIA INC.


By: /s/ Louis G. Lenzi                         By: /s/ Kevin D. Silva
   ---------------------------                    ----------------------------
        Secretary

                                SECOND AMENDMENT
                                TO THE MBIA INC.
                             1987 STOCK OPTION PLAN


     WHEREAS, MBIA Inc. (the "Company") maintains the MBIA Inc. 1987 Stock Option Plan (the "Plan");

     WHEREAS, pursuant to Section 17 of the Plan, the Company has reserved the right to amend the Plan; and

     WHEREAS, the Company desires to amend the Plan;

     NOW, THEREFORE, the Plan is amended effective as of January 7, 1999 as follows:

     1. Section 6(c) is amended to delete the words "approved by the Board of Directors" from the last sentence thereof.

     2. Section 8 is amended to delete the word "The" at the beginning thereof, and to insert in lieu thereof the following:

     Except as otherwise expressly provided in the Plan to the contrary, the

     3. Section 10 of the Plan (including the heading thereof) is amended to delete such Section in its entirety and to add a new section 10 in lieu thereof, to read as follows:

     10. Transferability of Options and SARs.

     Unless the Committee (or any person or person to whom the Committee shall delegate the authority to administer the transferability of Stock Options and/or SARs) shall permit (on such terms and conditions as it shall establish) an Option (other than an Incentive Stock Option) or SAR to be transferred to (i) a member of the Participant's immediate family as determined by the Committee or its delegate; (ii) to a trust, partnership, limited liability company or similar vehicle for the benefit of the Participant and such immediate family members; or (iii) to a charity which is exempt from taxation under Section 501(c)(3) of the Code or a private foundation exempt from taxation under Section 509 of the Code (collectively, the "Permitted Transferees"), no Option or SAR shall be assignable or transferable except by will or the laws of descent and distribution, and except to the extent required by law, no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. All rights with respect to Options or SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or, if applicable, the Permitted Transferees. The rights of a Permitted Transferee shall be limited to the rights conveyed to such Transferee, who shall be subject to and bound by the terms of the agreement or agreements between the Participant and the Company.

     4. Section 14 of the Plan is amended to delete such Section in its entirety and a new section 14 is added in lieu thereof to read as follows:

          (a) Recapitalization, etc. In the event of a stock dividend, stock split or recapitalization or a corporate reorganization in which the Company is a surviving corporation, including without limitation a merger, consolidation, split-up or spin-off or a liquidation or distribution of securities or assets (other than cash dividends), the number or kinds of shares subject to the Plan, the maximum number of shares which may be awarded to any Optionee as provided in Section 6(d), or any Option or SAR previously granted and the Option Price may be adjusted by the Committee as it determines to be appropriate in its sole discretion. Any fractional shares resulting from such adjustment may be eliminated.

          (b) Special Transactions. Except as provided in this Section 14(b) or
     Section 14(c) below, in the event of a Change of Control (as defined below), each Option and SAR (whether on not then exercisable) shall be canceled in exchange for a payment in cash of an amount equal to the excess, if any, of the Change of Control Price over the exercise price for such Option or SAR, regardless of the exercise schedule otherwise applicable to such Option or SAR. Notwithstanding the immediately preceding sentence, if there shall occur a Change of Control and the common equity of the Company is still registered under Section 12 (g) of the 1934 Act, no Option or SAR can be canceled and settled in cash without the consent of the holder thereof.

          (c) Alternative Awards. Notwithstanding Section 14(b) and except as otherwise provided in any agreement, no cancellation, acceleration of exercisability, vesting, cash settlement or other payment shall occur with respect to any Option or SAR or any class of Options or SARs if the Committee reasonably determines in good faith prior to the occurrence of a Change of Control that such Option or SAR shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted awards hereinafter called an "Alternative Award"), by a Participant's employer (or the parent or a Subsidiary of such employers) immediately following the Change of Control, provided that any such Alternative Award must:

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

          (1) be based on stock which is traded on an established securities market, or which will be so traded within 60 days of the Change of Control;

          (2) provide such Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Option or SAR including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

          (1) have substantially equivalent economic value to such Option or SAR (determined at the time of the Change of Control); and

          (3) have terms and conditions which provide that in the event that the Participant's employment is involuntarily terminated or constructively terminated, any conditions on a Participant's rights under, or exercis-ability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be and the Participant shall have until the earlier of the expiration of the term of such Option or SAR or the ninetieth day following the date of such termination (or such longer period following such termination as shall be established in a written agreement between the Company and the Participant) to exercise such Option or SAR.

For this purpose, a constructive termination shall mean a termination by a Participant following a material reduction in the Participant's base salary or a Participant's incentive compensation opportunity or a material reduction in the Participant's responsibilities, in either case without the Participant's written consent; provided that if the Participant is otherwise a party to an agreement with the Company regarding the continuation of his or her employment following a Change of Control, the provisions of that agreement shall govern the determination of whether a constructive termination shall have occurred.

     (d) Definitions. For the purposes of this Section 14, the following terms shall have the meanings set forth below:

      A "Change of Control" shall be deemed to have occurred if

          (i) any person, as such term is currently used is Section 13(d) or l4(d) of the 1934 Act, other than the Company, its majority owned subsidiaries, or any employee benefit plan of the Company or any of its majority-owned subsidiaries, becomes a "beneficial owner" (as such term is currently used in Rule 13 d-3, as

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

     promulgated under 1934 Act) of 25% or more of the Voting Power of the Company,

          (ii) on any date, a majority of the Board consists of individuals other than Incumbent Directors, which term means the members of the Board who were serving on the Board at beginning of any 24-month period ending with such date (or another date specified by the Committee), provided that any individual who becomes a director subsequent to that date whose election or nomination for election was supported by two-thirds of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director for purposes of this subsection 14(d)(ii);

          (iii) the stockholders of the Company approve a merger, consolidation, share exchange, division, sale or other disposition of substantially all of the assets of the Company (a "Corporate Event"), as a result of which the shareholders of the Company immediately prior to such Corporate Event (the Company Shareholders) shall not hold, directly or indirectly, immediately following such Corporate Event a majority of the Voting Power of (x) in the case of a merger or consolidation, the surviving or resulting corporation,
     (y) in the case of a share exchange, the acquiring corporation or (z) in the case of a division or a sale or other disposition of substantially all of the Company's assets, each surviving, resulting or acquiring corporation; provided that, such a division or sale shall not be a Change of Control for purposes of this Plan to the extent that, following such Corporate Event; the participant continues to be employed by a surviving, resulting or acquiring entity with respect to which the Company Shareholders hold, directly or indirectly, a majority of the Voting Power immediately following such Corporate Event.

     "Change of Control Price" means the highest price per share of Stock offered in conjunction with any transaction resulting in a Change of Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change of Control occurring solely by reason of a change in the composition of the Board, the highest Fair Market Value of the Stock on any of the 30 trading days immediately preceding the date on which a Change of Control occurs.

     A specified percentage of "Voting Power" of a company shall mean such number of the Voting Securities as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors and "Voting Securities" shall mean all securities of a company entitling the holders thereof to vote in an annual election of directors.

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

     IN WITNESS WHEREOF, the Company has caused this amendment to be executed by its duly authorized officers and to be effective as of the 7th day of January 1999.



                                                MBIA INC.

                                                By: /s/ Kevin D. Silva
                                                   -----------------------------
                                                Its:


ATTEST
By: /s/ Louis G. Lenzi
    --------------------------
Its: Secretary


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